SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): August 14, 2015

Telco Cuba, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2001 Hollywood Blvd., suite 211, Hollywood FL	33020
(Address of principal executive offices)	(Zip code)

(305) 747-7647
Registrant’s telephone number, including area code

__________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On April 17, 2015, JMZ Alliance group entered into an Assignment and Purchase Agreement with Internet Marketing Solutions (IMS) to acquire 45,980 Series B Preferred shares that were previously issued to IMS by the Company as follows: 17,980 Preferred B shares on November 11, 2011; and 28,000 Preferred B shares on February 24, 2012.  A cash consideration was paid between the parties during the period of April 17, 2015 through July 31, 2015, with final payment made on July 31, 2015.  JMZ Alliance Group and/or assigns, is the beneficial owner of above mentioned Series B Preferred in the Company.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMZ Alliance

Date: August 17, 2015	By:	/s/ Jerry Miller
	Name:	Jerry Miller
	Its:	President